INCOME TAXES - Provision For Current And Deferred Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current tax expense:
Federal	$ 959	$ 945	$ 241
State	731	297	720
Foreign	396	791	665
Total current tax expense	2,086	2,033	1,626
Deferred tax expense:
Federal	1,443	(3,045)	1,997
State	(404)	(748)	55
Foreign	(3,383)	89	297
Deferred income tax (benefit) expense	(2,344)	(3,704)	2,349
Income tax expense (benefit)	$ (258)	$ (1,671)	$ 3,975